Motley Fool Capital Efficiency 100 Index ETF

A series of The RBB Fund, Inc.

NYSE Arca: TMFE

SUMMARY PROSPECTUS

December 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 31, 2023, and the Fund’s SAI, dated December 31, 2023, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool Capital Efficiency 100 Index ETF

Summary Section

Investment Objective

The Motley Fool Capital Efficiency 100 Index ETF (the “Capital Efficiency Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (the “Capital Efficiency 100 Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Capital Efficiency Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Capital Efficiency Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Capital Efficiency Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Capital Efficiency Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Capital Efficiency Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Capital Efficiency Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Capital Efficiency Fund’s performance. For the fiscal year ended August 31, 2023, the Capital Efficiency Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Capital Efficiency Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Capital Efficiency 100 Index. Motley Fool Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Capital Efficiency Fund. The Capital Efficiency 100 Index was developed by The Motley Fool, LLC (“TMF”), an affiliate of the Adviser.

The Motley Fool Capital Efficiency 100 Index

The Capital Efficiency 100 Index was established by TMF in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by TMF’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital.

TMF’s “recommendation universe” includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, subject to universe continuity rules. With respect to universe continuity, the Capital Efficiency 100 Index is constructed utilizing a buffering methodology. The buffer is intended to reduce index turnover from movements in constituent weightings that could result in a company dropping out of the index only to be added back with the next rebalance. Specifically, stocks ranked in the top 105 positions based on TMF’s analyst opinion database (70% of the 150-stock target) are automatically included in the candidate universe. Additionally, companies that were previously eligible based on their TMF analyst ratings will still be included as long as their rank is equal to or better than 195 (130% of the 150-stock target). Stocks are then added based on conviction score rank until the 150-stock target is reached.

Company shares that meet the requirements for universe inclusion must also meet the minimum requirements for liquidity and for calculating the Capital Efficiency Factor Score (defined herein). Specifically, the liquidity requirements mandate that at least $1 million worth of a company’s shares trade daily, on average, during the preceding three months. With respect to calculating capital efficiency, a company must report gross profits (or net revenues for financial companies) and meet a minimum total assets threshold as of the most recent filing prior to each index weighting date. TMF’s proprietary Capital Efficiency Factor Score is a composite score that incorporates growth, profitability, and stability metrics in assessing a company’s capital efficiency. To determine final index membership, candidate stocks are first ranked based on their composite scores. The top 100 stocks are then selected based on index continuity rules.

Each selected company’s share of the Capital Efficiency 100 Index (or “weighting”) is set to equal the company’s share of all Capital Efficiency 100 Index companies’ aggregate market value multiplied by their respective Capital Efficiency Factor Scores. A maximum position size limit of 5% is also enforced (tested at the time of rebalancing and subject to index continuity rules). The Capital Efficiency 100 Index is reconstituted and rebalanced quarterly.

The Capital Efficiency 100 Index will typically include 100 companies at any one time and may contain companies of any size capitalization.

The Capital Efficiency 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Capital Efficiency Fund, the Adviser or TMF. Additional information regarding the Capital Efficiency 100 Index, including its value, is available on the websites of the Capital Efficiency 100 Index at www.foolindices.com and the Index Calculation Agent, at www.solactive.com.

The Capital Efficiency Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Capital Efficiency Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Capital Efficiency 100 Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Capital Efficiency Fund’s performance and that of the Capital Efficiency 100 Index, before fees and expenses, will be 95% or better.

The Capital Efficiency Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Capital Efficiency 100 Index. However, the Capital Efficiency Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Capital Efficiency 100 Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Capital Efficiency 100 Index as a whole, when the Adviser believes it is in the best interests of the Capital Efficiency Fund (e.g., when replicating the Capital Efficiency 100 Index involves practical difficulties or substantial costs, a Capital Efficiency 100 Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Capital Efficiency Fund but not to the Capital Efficiency 100 Index).

The Capital Efficiency Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Capital Efficiency 100 Index, but which the Adviser believes will help the Capital Efficiency Fund track the Capital Efficiency 100 Index. For example, the Capital Efficiency Fund may invest in securities that are not components of the Capital Efficiency 100 Index to reflect various corporate actions and other changes to the Capital Efficiency 100 Index (such as reconstitutions, additions and deletions).

The Capital Efficiency Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Capital Efficiency Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Capital Efficiency 100 Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Capital Efficiency Fund will concentrate its investments to approximately the same extent as the Capital Efficiency 100 Index.

The Capital Efficiency Fund may also seek to increase its income by lending securities.

The Capital Efficiency Fund has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Capital Efficiency Fund’s investments may decrease, which will cause the value of the Capital Efficiency Fund’s Shares to decrease. As a result, you may lose money on your investment in the Capital Efficiency Fund, and there can be no assurance that the Capital Efficiency Fund will achieve its investment objective. The Capital Efficiency Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Capital Efficiency Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Capital Efficiency Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Capital Efficiency Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Capital Efficiency Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Capital Efficiency Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Capital Efficiency Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Capital Efficiency Fund or its service providers may adversely impact and cause financial losses to the Capital Efficiency Fund or its shareholders. Issuers of securities in which the Capital Efficiency Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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ETF Risk. The Capital Efficiency Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Capital Efficiency Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Capital Efficiency Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Capital Efficiency Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Capital Efficiency Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Capital Efficiency Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Equity Markets Risk. The equity securities held in the Capital Efficiency Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Capital Efficiency Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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Index Rankings and Methodology Risk. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Capital Efficiency 100 Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Capital Efficiency Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Capital Efficiency Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Capital Efficiency 100 Index methodology. Moreover, the methodology and the calculation of the Capital Efficiency 100 Index could be subject to errors. If the composition of the Capital Efficiency 100 Index reflects such errors, the Capital Efficiency Fund’s portfolio can be expected to reflect the errors, too.

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Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Capital Efficiency Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Mid-Capitalization Companies Risk. The securities of mid-capitalization companies may involve greater risks than do investments in larger, more established companies. The prices of securities of mid-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

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New Fund Risk. The Capital Efficiency Fund is a recently organized, non-diversified management investment company with a limited operating history. In addition, there can be no assurance that the Capital Efficiency Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) may determine to liquidate the Capital Efficiency Fund.

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Non-Diversification Risk. The Capital Efficiency Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Capital Efficiency Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Capital Efficiency Fund.

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Passive Investment Risk. The Capital Efficiency Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Capital Efficiency Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Capital Efficiency 100 Index or the selling of shares of that security is otherwise required upon a reconstitution of the Capital Efficiency 100 Index as addressed in the Index methodology.

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Portfolio Turnover Risk. In seeking to replicate the Capital Efficiency 100 Index, which is adjusted and rebalanced quarterly, the Capital Efficiency Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

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Sector Risk. To the extent the Capital Efficiency Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

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Securities Lending Risk. The Capital Efficiency Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Capital Efficiency Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Small-Capitalization Companies Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Tracking Error Risk. As with all index funds, the performance of the Capital Efficiency Fund and its Index may differ from each other for a variety of reasons. For example, the Capital Efficiency Fund incurs operating expenses and portfolio transaction costs not incurred by the Capital Efficiency 100 Index. In addition, the Capital Efficiency Fund may not be fully invested in the securities of the Capital Efficiency 100 Index at all times or may hold securities not included in the Capital Efficiency 100 Index.

Performance

The bar chart and performance table illustrate the risks and volatility of an investment in the Capital Efficiency Fund. The bar chart shows the performance of the Capital Efficiency Fund for one year. The table illustrates how the Capital Efficiency Fund’s average annual total returns for the one-year and since-inception periods compare with those of a broad measure of market performance and the Capital Efficiency 100 Index. Past performance, both before and after taxes, does not necessarily indicate how the Capital Efficiency Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Best Quarter: 6.79% in the quarter ended December 31, 2022
Worst Quarter: -18.56% in the quarter ended June 30, 2022

The Fund’s year-to-date total return for the nine months ended September 30, 2023 was 23.42%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2022)

Capital Efficiency 100 Index Fund	1 Year	Since Inception, December 31, 2021
Return Before Taxes	-25.64%	-25.98%
Return After Taxes on Distributions	-25.71%	-26.04%
Return After Taxes on Distributions and Sale of Fund Shares	-15.13%	-19.79%
Motley Fool Capital Efficiency 100 - Total Return Index (reflects no deduction for fees, expenses or taxes)	-25.46%	-25.78%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-18.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Capital Efficiency Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Bryan C. Hinmon, CFA®	Chief Investment Officer; Senior Portfolio Manager	Since Inception in 2021
Anthony L. Arsta, CFA®	Portfolio Manager	Since Inception in 2021
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Capital Efficiency Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Capital Efficiency Fund’s most recent fiscal year was 0.29%.

The Capital Efficiency Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Capital Efficiency Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Capital Efficiency Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Capital Efficiency Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Capital Efficiency Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Capital Efficiency Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Capital Efficiency Fund over another investment. Any such arrangements do not result in increased Capital Efficiency Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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